EXHIBIT 99.1
COVANTA COMPLETES THE ACQUISITION OF VEOLIA’S NORTH
AMERICAN ENERGY-FROM-WASTE BUSINESS
FAIRFIELD, NJ, February 1, 2010—Covanta Holding Corporation (NYSE:CVA) (“Covanta” or the “Company”), today announced that it has successfully completed its previously announced acquisition of a 3,000 ton per day operating contract in Miami-Dade County, FL. Completing this final stage of the acquisition of Veolia’s North American Energy-from-Waste (“EfW”) business further enhances Covanta’s position as the world leader in the development, ownership and operation of EfW facilities.
The businesses acquired from Veolia consist of the operating contracts associated with six EfW businesses, ownership and operation of a seventh EfW facility located in Montgomery County, PA and one transfer station, also located in Pennsylvania.
Each of the businesses acquired includes a long-term operating contract with the respective municipal client. As previously reported, the aggregate purchase price for the businesses acquired was $450 million, and the acquisition is expected to contribute approximately $60 million of operating cash flow during 2010. Covanta’s portfolio now includes operation of 45 EfW facilities that annually convert approximately 20 million tons of municipal solid waste annually into renewable energy.
“We’re delighted to have Miami-Dade as a new client and we welcome the facility’s employees into the Covanta family. Integration of the earlier stage of this acquisition is progressing smoothly and we’re eager to partner with our Miami-Dade client to implement a work plan to enhance the performance of this large facility,” said Anthony Orlando, President and CEO of Covanta. “This transaction is a perfect illustration of one facet of our growth strategy: making acquisitions that leverage our operating expertise and industry-leading Energy-from-Waste portfolio to create value for clients and shareholders.”
Commenting on the closing of the transaction, Kathleen Woods-Richardson, Director of Miami-Dade County Department of Solid Waste Management stated that, “Covanta operates four Energy-from-Waste facilities in other Florida counties and has a reputation for operational excellence and cooperative working relationships with municipalities. We are delighted to welcome Covanta to Miami-Dade County and look forward to working together for many years to come.”

Advisors to Covanta
La Compagnie Financière Edmond de Rothschild (Paris) and Latham & Watkins LLP (New York) served as financial and legal advisors, respectively, to Covanta in connection with this transaction.
About Covanta
Covanta Holding Corporation (NYSE: CVA), is an internationally recognized owner and operator of large-scale Energy-from-Waste and renewable energy projects and a recipient of the Energy Innovator Award from the U.S. Department of Energy’s Office of Energy Efficiency and Renewable Energy. Covanta’s 45 Energy-from-Waste facilities provide communities with an environmentally sound solution to their solid waste disposal needs by using that municipal solid waste to generate clean, renewable energy. Annually, Covanta’s modern Energy-from-Waste facilities safely and securely convert approximately 20 million tons of waste into more than 9 million megawatt hours of clean renewable electricity and create 10 billion pounds of steam that are sold to a variety of industries. For more information, visit www.covantaholding.com.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or general industry or broader economic performance in global markets in which Covanta operates or competes, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, the risk that Covanta may not successfully close its announced or planned acquisitions or projects in development and those factors, risks and uncertainties that are described in periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements.

Covanta’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.
Contact
Marisa F. Jacobs, Esq.
Vice President, Investor Relations and Corporate Communications
973-882-4196
Vera Carley
Director, Media Relations and Corporate Communications
973-882-2439